REVISED RAMP SERIES 2004-RS9 TRUST


        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-RS9



                           $950,000,000 (APPROXIMATE)

                               Subject to Revision


                  September 16, 2004 - Computational Materials


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

-------------------------------------------------------------------------------


 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

--------------------------------------------------------------------------------
 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

                           GMAC RFC (GRAPHIC OMITTED)

                   REVISED NEW ISSUE COMPUTATIONAL MATERIALS



                           $950,000,000 (APPROXIMATE)

                           RAMP SERIES 2004-RS9 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-RS9


                               September 16, 2004




EXPECTED TIMING:      Pricing Date:       On or about September [17], 2004
                      Settlement Date:    On or about September [29], 2004
                      First Payment       October 25, 2004
                      Date:


STRUCTURE:  Group I (Fixed):    $[275.0] million surety structure
            Group II (ARMs):    $[675.0] million senior/subordinate structure
            Rating Agencies:    Moody's and Standard & Poor's

              GMAC RFC SECURITIES  [GRAPHIC OMITTED][GRAPHIC OMITTED]


 ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.

--------------------------------------------------------------------------------
This Information was prepared by J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



                  RAMP SERIES 2004-RS9 TRUST STRUCTURE SUMMARY

                               SEPTEMBER 16, 2004
                         $[950,000,000] (APPROXIMATE - SUBJECT TO REVISION)
                CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3)

 -------------- ---------- ------------- ----------- -------- ------------ ---------------------------------------------------------
                                                     PMT.  INTEREST PMT.  WINDOW
                                                                                                          EXP.
                AMOUNT        RATINGS   )            DELAY       ACCRUAL    WAL (YRS.)(MOS.) TO CALL  MATURITY TO  FINAL SCHEDULED
     CLASS         ($)     (S&P /MOODY'S  BOND TYPE   (DAYS)      BASIS       TO CALL    # OF MOS.        CALL        MATURITY
 -------------- ---------- ------------- ----------- -------- ------------ ---------------------------------------------------------
 A-I-1 (9)      $93,300,000  AAA / Aaa   Sr Fltr (4)    0     Actual/360      1.00     1 - 23 / 23   August 2006    January 2024
 A-I-2 (9)      $26,000,000  AAA / Aaa    Sr Fxd (5)   24       30/360        2.20     23 - 30 / 8    March 2007   September 2026
 A-I-3 (9)      $33,700,000  AAA / Aaa    Sr Fxd (5)   24        30/360       3.00     30 - 43 / 14   April 2008      May 2029
 A-I-4 (9)      $56,800,000  AAA / Aaa    Sr Fxd (7)   24        30/360       5.00     43 - 87 / 45 December 2011   October 2032
 A-I-5 (9)      $37,700,000  AAA / Aaa   Sr Fxd (6,7)  24        30/360       9.51    87 - 120 / 34 September 2014 September 2034
 A-I-6 (9)                0   AAA /Aaa     Sr Fxd -    24        30/360
                $27,500,00                 NAS (7)                            6.78    37 - 120 / 84 September 2014    July 2034
 TOTAL GROUP I  $275,000,000
 A-II-1         $313,700,000 AAA / Aaa    Sr Fltr(8)    0      Actual/360     1.00     1 - 22 / 22    July 2006    September 2013
 A-II-2         $217,900,000  AAA /Aaa   Sr Fltr(6,8)   0      Actual/360     2.87     22 - 67 / 46   April 2010      June 2034
 A-II-3         $16,800,000   AAA /Aaa   Sr Fltr(6,8)   0      Actual/360     5.57     67 - 67 / 1    April 2010   September 2034
 M-II-1                   0   AA / Aa2     Mez Fltr     0      Actual/360
                $47,300,00                  (6,8)                             4.54     45 - 67 / 23   April 2010   September 2034
 M-II-2                   0    A / A2      Mez Fltr     0      Actual/360
                $37,100,00                  (6,8)                             4.22     41 - 67 / 27   April 2010   September 2034
 M-II-3                   0   A- / A3      Mez Fltr     0      Actual/360
                $15,200,00                  (6,8)                             4.12     40 - 67 / 28   April 2010   September 2034
 M-II-4                   0 BBB+ / Baa1    Mez Fltr     0      Actual/360
                $15,200,00                  (6,8)                             4.07     39 - 67 / 29   April 2010   September 2034
 M-II-5                   0  BBB / Baa2    Mez Fltr     0      Actual/360
                $11,800,00                  (6,8)                             4.04     38 - 67 / 30   April 2010   September 2034
 TOTAL GROUP              00
 II             $675,000,0
 GRAND TOTAL    $950,000,000
 -------------- ---------- ------------- ----------- -------- ------------ ---------------------------------------------------------

NOTES:

(1)     Class sizes subject to a 10% variance.

(2)     Pricing Speed Assumption:

        o Group I Loans: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter)

        o Group II Loans: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

(3) Each Certificate is illustrated as priced to both (i) the 10% optional call of the related Loan Group and (ii) to the maturity of the related Loan Group.
(4) The lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate.
(5) The pass-through rate on the Class A-I-2 and Class A-I-3 Certificates will be equal to the related fixed rate per annum.
(6) If the 10% optional call for the Group I Loans is not exercised, the fixed rate used to calculate the coupon on the Class A-I-5 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible related optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II-2 and Class A-II-3 Certificates will double, and the margin on the Class M-II-1 through Class M-II-5 Certificates will each increase by a 1.5x multiple, in each case beginning on the second Distribution Date after the first possible related optional call date.
(7) The pass-through rates on the Class A-I-4, Class A-I-5 and Class A-I-6 Certificates will be equal to the related fixed rate per annum, subject to the Group I Net WAC Cap Rate.
(8) The least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14.00% per annum.
(9) Ambac will guarantee timely principal and interest, subject to certain limitations, as described herein.

ISSUER:                      RAMP Series 2004-RS9 Trust.

CERTIFICATES:                The Class A-I-1  through  Class A-I-6  Certificates
                             (collectively, the "Class A-I Certificates") are backed by first lien, fixed-rate mortgage loans
                             (the "Group I Loans").

                             The Class A-II-1 through Class A-II-3 Certificates (collectively the Class "A-II Certificates") and the Class M-II-1 through Class M-II-5 Certificates (collectively, the "Class M-II Certificates") are backed by first lien, adjustable-rate mortgage loans (the "Group II Loans").

                             The  Class   A-I   Certificates   and  Class   A-II
                             Certificates are referred to together as the "Class A Certificates."

LEAD MANAGER:                J.P. Morgan Securities Inc.

CO-MANAGERS:

                            Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC and Residential Funding Securities Corporation.

DEPOSITOR:                   Residential Asset Mortgage Products, Inc. ("RAMP").

TRUSTEE:                     JPMorgan Chase Bank.

MASTER SERVICER:

                            Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SUBSERVICER:

                            Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 99.57% of the Group I Loans and
                            99.62% of the Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

CLASS A-I CERTIFICATE INSURER:

                            Ambac Assurance Corporation ("Ambac"), rated Aaa by Moody's and AAA by Standard & Poor's.

CUT-OFF DATE:

                            September 1, 2004 after deducting payments due during the month of August 2004.

STATISTICAL CALCULATION DATE:

                            September 1, 2004.

SETTLEMENT DATE:             On or about September 29, 2004.

DISTRIBUTION DATES:

                            25th of each month (or the next business day if such day is not a business day) commencing on October 25, 2004.

FORM OF CERTIFICATES:

                            Book-entry   form  through  DTC,   Clearstream   and
                            Euroclear.

MINIMUM DENOMINATIONS:

                            For  the  Class  A and  Class  M-II-1  Certificates:
                            $25,000 and integral multiples of $1 in excess thereof. For the Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA CONSIDERATIONS:

                            It is expected that, as of the Settlement Date, the Class A Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M-II Certificates are not expected to be eligible for purchase by such plans as of the Settlement Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENTS: The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX STATUS:                  One or more REMIC elections.

COLLATERAL DESCRIPTION:

                            Two loan groups: Group I (fixed) and Group II (adjustable):

                     o Group I Loans will consist of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $[275,000,000] as of the Cut-off Date; and

                     o Group II Loans will consist of first lien, adjustable-rate mortgage loans with an aggregate principal balance of approximately $[675,000,000] as of the Cut-off Date.

PREPAYMENT ASSUMPTIONS:

                            Two loan groups: Group I (fixed) and Group II (adjustable):

                     o Group I - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter); and

                     o Group II - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.).

OPTIONAL CALLS:

                            If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group (the "Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. The optional calls are independent of each other. The exercise of the optional calls may be subject to limitations as described in the prospectus supplement.

THE NEGOTIATED CONDUIT
ASSET PROGRAM:

                            The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire recently originated mortgage loan products with the characteristics described in the attached collateral tables. The mortgage loans may include a combination of layered risk factors including, but not limited to, credit score, reduced loan documentation, debt-to-income ratio, and loan to value ratio.

                            Residential    Funding's   standard   programs   are
                            identified as follows:


                     o Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

                     o Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

                            o Home Solution program, under which Residential Funding purchases first lien "A"quality mortgage loans with LTVs up to 107%, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

                     o AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allows.

CREDIT ENHANCEMENT:   A. AMBAC WRAP ("THE POLICY"; CLASS A-I CERTIFICATES ONLY).

                            Ambac will guarantee: (a) interest on the Class A-I Certificates at the related Pass-Through Rate, (b) the amount of any losses allocated to the Class A-I Certificates not covered by excess cash flow or overcollateralization and (c) the payment of principal on the Class A-I Certificates by no later than the September 2034 distribution date. The
                            Policy will not guarantee any interest shortfalls relating to the Relief Act, prepayment interest shortfalls, or basis risk shortfalls.

                        B.  GROUP II  SUBORDINATION  (CLASS  A-II AND CLASS
                             M-II CERTIFICATES ONLY). Except as described below, with respect to the Group II Loans, if the Class M-II Certificates remain outstanding, losses on the Group II Loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of Class M-II Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class M-II Certificates are outstanding, all such losses will be allocated to the Class A-II Certificates as described in the prospectus supplement.


                            --------------------- -----------------------------
                            CLASS                 GROUP II INITIAL
                                                  SUBORDINATION(1)
                            --------------------- -----------------------------
                            --------------------- -----------------------------
                            Class A-II                          22.51%
                            Class M-II-1                        15.50%
                            Class M-II-2                        10.00%
                            Class M-II-3                         7.75%
                            Class M-II-4                         5.50%
                            Class M-II-5                         3.75%
                            --------------------- -----------------------------
                             (1)  Includes   the  target   overcollateralization
                             requirement as described herein.

                             C. OVERCOLLATERALIZATION ("OC").
                            --------------------------------------------------
                                                             GROUP I GROUP II
                            --------------------------------------------------
                            --------------------------------------------------
                            INITIAL (% ORIG.)                  0.00%    0.00%
                            OC TARGET (% ORIG.)                3.25%    3.75%
                            STEPDOWN OC TARGET (% CURRENT)(1)  6.50%    7.50%
                            OC FLOOR (% ORIG.)                 0.50%    0.50%
                            OC HOLIDAY                          None     None
                            --------------------------------------------------
                             (1) Subject to certain  trigger events as specified
herein.

                             D.  CROSS-COLLATERALIZATION.
                             The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

                             E.  EXCESS SPREAD.
                             Group I: Initially equal to approximately [325] bps
                             per   annum.   Group   II:   Initially   equal   to
                             approximately [474] bps per annum.

PRIORITY OF PAYMENTS:

                            Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:

                             (1) Distribution  of accrued and unpaid interest to
                                 the related certificates;

                             (2) Distribution   of   principal  to  the  related
                                 certificates, in the priority described herein;

                             (3) Distribution   of   principal  to  the  related
                                 certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, to cover realized losses;

                             (4) To the Certificate  Insurer,  reimbursement  of
                                 any payments made with respect to the Class A-I Certificates by the Certificate Insurer under the certificate guaranty insurance policy;

                             (5) Distribution  of  additional  principal  to the
                                 related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

                             (6) Payment  to  the   related   certificates   and
                                 subsequently, to the non-related certificates, in respect of prepayment interest shortfalls;

                             (7) To  the  extent   provided  in  the  prospectus
                                 supplement, payment to certain Group I Certificates in respect of any Group I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate, on a pro rata basis, and payment to the Group II Certificates in respect of any Group II Basis Risk Shortfall Carry-Forward Amount, in the priority described in the prospectus supplement;

                             (8) Payment  to  the   related   certificates   and
                                 subsequently, to the non-related certificates, in respect of current relief act shortfalls;

                             (9) To pay to the  holders of the  related  Class A
                                 Certificates, pro rata, and then to the Class M-II Certificates (if the related Class A Certificates are the Class A-II Certificates), in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

                             (10)To pay to the holders of the non-related  Class
                                 A Certificates, pro rata, and then to the Class M-II Certificates (if the non-related Class A Certificates are the Class A-II Certificates), in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

                             (11)Distribution  of  any  remaining  funds  to the
                                 non-offered certificates

INTEREST ACCRUAL PERIOD:

                            Class A-I-2 through Class A-I-6 Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.

                             Class   A-I-1,    Class   A-II   and   Class   M-II
                             Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

PASS-THROUGH RATES:          Group I Pass-Through Rates:

                     o On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and (ii) the Group I Net WAC Cap Rate.

                     o On each Distribution Date, for the Class A-I-2 and Class A-I-3 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupon.

                     o On each Distribution Date, for the Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, interest will accrue at a rate equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate. o The fixed rate coupon on the Class A-I-5 Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second Distribution Date after the first possible related Optional Call Date.

                             Group II Pass-Through Rates:

                     o The Class A-II-1 Pass-Through Rate will be a per annum rate equal to the least of (x) One-Month LIBOR plus [ ]% (the "Class A-II-1 Margin"), (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

                     o The Class A-II-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-2 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-2 Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%. o The Class A-II-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-3 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-3 Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%. o The Class M-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus the related Class M-II Margin, and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the related Class M-II Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

GROUP I NET WAC CAP RATE:

                            For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

                             For any Distribution Date on which the Pass-Through Rate on the Group I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall (the "Group I Net WAC Cap Shortfall") will carry forward with interest thereon (the "Group I Net WAC Cap Shortfall Carry-Forward Amount").

GROUP II NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

                             For any Distribution Date on which the Pass-Through Rate on the Group II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall (the "Group II Basis Risk Shortfall") will carry forward with interest thereon, subject to a maximum of 14.00% per annum (the "Group II Basis Risk Shortfall Carry-Forward Amount").

WEIGHTED AVERAGE
MONTHLY FEES:

                            Master   servicing  fee  and   subservicing  fee  of
                            approximately:

                             [0.35%] per annum for Group I
                             [0.46%] per annum for Group II

NET MORTGAGE RATE: With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee, (b) the sub-servicing fee and (c) in the case of the Group I Loans, the rate at which the Policy premium accrues.

ELIGIBLE MASTER
SERVICING COMPENSATION:

                            For either loan group and any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES:                    The  Master   Servicer   will  advance   delinquent
                             principal and interest to the extent the advance is recoverable from future collections on the loan.

GROUP I OVERCOLLATERALIZATION
AMOUNT: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the Group I Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A-I Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

GROUP II OVERCOLLATERALIZATION
AMOUNT:

                            With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the Group II Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A-II Certificates and Class M-II Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

REQUIRED
OVERCOLLATERALIZATION        AMOUNT:  With respect to any Distribution  Date and
                             the Group I Loans, (a) if such Distribution Date is
                             prior to the Group I  Stepdown  Date,  3.25% of the
                             aggregate stated  principal  balance of the Group I
                             Loans  as of the  Cut-off  Date,  or  (b)  if  such
                             Distribution  Date  is  on or  after  the  Group  I
                             Stepdown Date, the greater of (i) 6.50% of the then
                             current  aggregate stated principal  balance of the
                             Group I  Loans  as of the  end of the  related  Due
                             Period and (ii) the  related  Overcollateralization
                             Floor; provided, however, that in the event certain
                             trigger   events   specified  in  the  pooling  and
                             servicing agreement are not satisfied, the Required
                             Overcollateralization Amount with respect to the Group I Loans will not be reduced.

                             With respect to any Distribution Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, 3.75% of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) 7.50% of the then current aggregate stated principal balance of the Group II Loans as of the end of the related Due Period and (ii) the related Overcollateralization Floor; provided, however, that if a Group II Trigger Event is in effect on any Distribution Date, the Required Overcollateralization Amount with respect to the Group II Loans shall equal the Required Overcollateralization Amount with respect to the Group II Loans from the immediately preceding Distribution Date.

                             The Required Overcollateralization Amount for either loan group may be reduced from time to time with notification to the rating agencies and, in the case of Loan Group I, the consent of the certificate insurer.

GROUP II TRIGGER EVENT:

                            A  Group  II  Trigger  Event  is in  effect  on  any
                            Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [38]% of the Group II Senior Enhancement Percentage, or (ii) cumulative realized losses on the related mortgage loans as a percentage of the initial aggregate stated principal balance of the related mortgage loans as of the Cut-off Date exceed the following amounts:

      -------------- ---------------------------------------------------------
                                         GROUP II LOANS
      -------------- ---------------------------------------------------------
      -------------- ---------------------------------------------------------
      Months         37-48  [4.25]%  in the  first  month
                     plus an additional 1/12th of [2.25]%
                     for every month thereafter
      .............. .........................................................
      .............. .........................................................
      Months         [6.50]% in the first month plus an additional 1/12th of
      49-60          [1.75]% for every month thereafter
      .............. .........................................................
      .............. .........................................................
      Months         [8.25]% in the first month plus an additional 1/12th of
      61-72          [0.75]% for every month thereafter
      .............. .........................................................
      .............. .........................................................
      Months 73      [9.00]%
      and
      thereafter
      -------------- ---------------------------------------------------------

SIXTY-PLUS DELINQUENCY
PERCENTAGE:

                            With respect to any Distribution Date and the Group II Loans, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Group II Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the Group II Loans immediately preceding that Distribution Date.

OVERCOLLATERALIZATION
FLOOR:

                            As to either loan group, an amount equal to 0.50% of
                            the  aggregate  stated  principal   balance  of  the
                            related mortgage loans as of the Cut-off Date.

OVERCOLLATERALIZATION
INCREASE AMOUNT:

                            With respect to any Distribution Date and either loan group, an amount equal to the lesser of (i) available excess cash flow from the related and non-related mortgage loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the related Required Overcollateralization Amount for that Distribution Date over (y) the related Overcollateralization Amount for that Distribution Date.

OVERCOLLATERALIZATION
REDUCTION AMOUNT:

                            With respect to any Distribution Date for which the related Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of
                            (i) the related Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the related mortgage loans for that Distribution Date.

EXCESS OVERCOLLATERALIZATION
AMOUNT:

                            With respect to any Distribution Date, the excess, if any, of the related Overcollateralization Amount over the related Required Overcollateralization Amount.

GROUP I PRINCIPAL
DISTRIBUTION                 AMOUNT: As to any Distribution  Date, the lesser of
                             (i) the aggregate  certificate principal balance of
                             the   Class   A-I   Certificates   prior   to  such
                             Distribution Date and (ii) the sum of (a) principal
                             collected   on  the  Group  I  Loans   other   than
                             Subsequent   Recoveries   and   (b)   the   related
                             Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

PRIORITY OF GROUP I
PRINCIPAL                    DISTRIBUTIONS:  The Group I Principal  Distribution
                             Amount will be distributed to the Class A-I-1 through the Class A-I-6 Certificates as follows:
                             first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution
                             Amount for that distribution date, and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case until paid in full.

CLASS A-I-6 LOCKOUT
DISTRIBUTION AMOUNT:

                            For any Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the Group I Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date.

CLASS A-I-6
PRO RATA DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Group I Principal Distribution Amount for that Distribution Date.

CLASS A-I-6
LOCKOUT PERCENTAGE:


     ------------------------------------------------ -----------------------
     DISTRIBUTION DATES                                 LOCKOUT PERCENTAGE
     ------------------------------------------------ -----------------------
     ------------------------------------------------ -----------------------
     October 2004 through and including September               0%
     2007
     October 2007 through and including September              45%
     2009
     October 2009 through and including September              80%
     2010
     October 2010 through and including September              100%
     2011
     October 2011 and thereafter                               300%
     ------------------------------------------------ -----------------------

GROUP I STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in April 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

GROUP II SENIOR
ENHANCEMENT PERCENTAGE:

                            For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates and (ii) the Group II Overcollateralization Amount, in each case prior to the distribution of the Group II Principal Distribution Amount on such Distribution Date, by
                            (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date.

GROUP II PRINCIPAL
DISTRIBUTION                 AMOUNT: As to any Distribution  Date, the lesser of
                             (i) the aggregate certificate principal balance of the Class A-II and Class M-II Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group II Loans other than Subsequent Recoveries and (b) the related
                             Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

CLASS A-II PRINCIPAL
DISTRIBUTION                 AMOUNT:  With respect to any Distribution  Date (i)
                             prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger
                             Event is in effect for that Distribution Date, the Group II Principal Distribution Amount for that
                             Distribution  Date or (ii) on or after the Group II
                             Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                     o the Group II Principal Distribution Amount for that Distribution Date; and

                     o the excess, if any, of (A) the aggregate certificate principal balance of the Class A-II Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

PRIORITY OF CLASS A-II PRINCIPAL
DISTRIBUTIONS:               The Class A-II Principal  Distribution  Amount will
                             be distributed  sequentially,  to the Class A-II-1,
                             Class A-II-2 and Class A-II-3 Certificates, in each
                             case  until  the  certificate   principal   balance
                             thereof has been reduced to zero.

                     CLASS M-II-1 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of: o the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount; and o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II
                            Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount for that Distribution Date) and
                            (2) the certificate principal balance of the Class M-II-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

CLASS M-II-2 PRINCIPAL
DISTRIBUTION AMOUNT:

                            With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:


                     o the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount; and

                     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II Certificates and Class M-II-1 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount and Class M-II-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

CLASS M-II-3 PRINCIPAL
DISTRIBUTION AMOUNT:

                            With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                     o the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount; and

                     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II, Class M-II-1 and Class M-II-2 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class
                            M-II-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

CLASS M-II-4 PRINCIPAL
DISTRIBUTION AMOUNT:

                            With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:


                     o the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount; and

                     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2 and Class M-II-3 Certificates (after taking into account the distribution of the Class A-II Principal
                            Distribution    Amount,   Class   M-II-1   Principal
                            Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount for that Distribution Date) and
                            (2) the certificate principal balance of the Class M-II-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

CLASS M-II-5 PRINCIPAL
DISTRIBUTION AMOUNT:

                            With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2
                            Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                     o the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount; and

                     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal
                            Distribution    Amount,   Class   M-II-2   Principal
                            Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount for that Distribution Date) and
                            (2) the certificate principal balance of the Class M-II-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

GROUP II SUBORDINATION
PERCENTAGE:

                            As to any class of Class A-II or Class M-II Certificates, the respective percentage set forth below:

                             ----------------------------------- --------------
                                     CLASS                       PERCENTAGE
                             ----------------------------------- --------------
                             ----------------------------------- --------------
                             A-II                                [55.00]%
                             M-II-1                              [69.00]%
                             M-II-2                              [80.00]%
                             M-II-3                              [84.50]%
                             M-II-4                              [89.00]%
                             M-II-5                              [92.50]%
                             ----------------------------------- --------------

GROUP II STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in October 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group II Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date.

SUBSEQUENT                   RECOVERIES:    Subsequent   recoveries,    net   of
                             reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

LOAN GROUP I NET WAC CAP
                  (Current Index Values; 100% PPC; Actual/360)

------------------------
   MONTH        (%)
------------------------
------------------------
     1         7.13
------------------------
------------------------
     2         6.90
------------------------
------------------------
     3         7.13
------------------------
------------------------
     4         6.90
------------------------
------------------------
     5         6.90
------------------------
------------------------
     6         7.63
------------------------
------------------------
     7         6.90
------------------------
------------------------
     8         7.13
------------------------
------------------------
     9         6.90
------------------------
------------------------
     10        7.13
------------------------
------------------------
     11        6.90
------------------------
------------------------
     12        6.90
------------------------
------------------------
     13        7.13
------------------------
------------------------
     14        6.90
------------------------
------------------------
     15        7.13
------------------------
------------------------
     16        6.90
------------------------
------------------------
     17        6.90
------------------------
------------------------
     18        7.64
------------------------
------------------------
     19        6.90
------------------------
------------------------
     20        7.13
------------------------
------------------------
     21        6.90
------------------------
------------------------
     22        7.13
------------------------
------------------------
     23        6.90
------------------------

                            LOAN GROUP II NET WAC CAP
                  (Current Index Values; 100% PPC; Actual/360)

---------------------------------------------------------------------
   MONTH        (%)       MONTH       (%)       MONTH       (%)
---------------------------------------------------------------------
---------------------------------------------------------------------
     1         6.94        37        8.49        73         8.40
---------------------------------------------------------------------
---------------------------------------------------------------------
     2         6.71        38        8.21        74         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     3         6.94        39        8.49        75         8.40
---------------------------------------------------------------------
---------------------------------------------------------------------
     4         6.71        40        8.21        76         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     5         6.71        41        8.21        77         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     6         7.43        42        8.78        78         9.00
---------------------------------------------------------------------
---------------------------------------------------------------------
     7         6.71        43        8.21        79         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     8         6.93        44        8.49        80         8.41
---------------------------------------------------------------------
---------------------------------------------------------------------
     9         6.71        45        8.21        81         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     10        6.93        46        8.49        82         8.41
---------------------------------------------------------------------
---------------------------------------------------------------------
     11        6.70        47        8.21        83         8.14
---------------------------------------------------------------------
---------------------------------------------------------------------
     12        6.70        48        8.21        84         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     13        6.93        49        8.49        85         8.40
---------------------------------------------------------------------
---------------------------------------------------------------------
     14        6.71        50        8.21        86         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     15        6.93        51        8.49        87         8.40
---------------------------------------------------------------------
---------------------------------------------------------------------
     16        6.70        52        8.22        88         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     17        6.70        53        8.22        89         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     18        7.42        54        9.10        90         8.69
---------------------------------------------------------------------
---------------------------------------------------------------------
     19        6.70        55        8.22        91         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     20        6.93        56        8.49        92         8.40
---------------------------------------------------------------------
---------------------------------------------------------------------
     21        6.75        57        8.22        93         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     22        6.96        58        8.49        94         8.40
---------------------------------------------------------------------
---------------------------------------------------------------------
     23        7.94        59        8.20        95         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     24        7.94        60        8.12        96         8.13
---------------------------------------------------------------------
---------------------------------------------------------------------
     25        8.21        61        8.40
----------------------------------------------
----------------------------------------------
     26        7.94        62        8.13
----------------------------------------------
----------------------------------------------
     27        8.22        63        8.40
----------------------------------------------
----------------------------------------------
     28        7.96        64        8.13
----------------------------------------------
----------------------------------------------
     29        7.96        65        8.13
----------------------------------------------
----------------------------------------------
     30        8.81        66        9.00
----------------------------------------------
----------------------------------------------
     31        7.96        67        8.13
----------------------------------------------
----------------------------------------------
     32        8.22        68        8.40
----------------------------------------------
----------------------------------------------
     33        7.96        69        8.13
----------------------------------------------
----------------------------------------------
     34        8.22        70        8.40
----------------------------------------------
----------------------------------------------
     35        8.21        71        8.13
----------------------------------------------
----------------------------------------------
     36        8.21        72        8.13
----------------------------------------------

                            LOAN GROUP II NET WAC CAP
                       (Index = 20%; 100% PPC; Actual/360)

---------------------------------------------------------------------
   MONTH        (%)       MONTH       (%)       MONTH       (%)
---------------------------------------------------------------------
---------------------------------------------------------------------
     1         6.94        37        11.01       73        12.91
---------------------------------------------------------------------
---------------------------------------------------------------------
     2         6.71        38        10.66       74        12.50
---------------------------------------------------------------------
---------------------------------------------------------------------
     3         6.94        39        11.01       75        12.91
---------------------------------------------------------------------
---------------------------------------------------------------------
     4         6.71        40        10.66       76        12.50
---------------------------------------------------------------------
---------------------------------------------------------------------
     5         6.71        41        11.45       77        12.50
---------------------------------------------------------------------
---------------------------------------------------------------------
     6         7.43        42        12.25       78        13.84
---------------------------------------------------------------------
---------------------------------------------------------------------
     7         6.71        43        11.46       79        12.50
---------------------------------------------------------------------
---------------------------------------------------------------------
     8         6.93        44        11.84       80        12.91
---------------------------------------------------------------------
---------------------------------------------------------------------
     9         6.71        45        11.46       81        12.50
---------------------------------------------------------------------
---------------------------------------------------------------------
     10        6.93        46        11.85       82        12.91
---------------------------------------------------------------------
---------------------------------------------------------------------
     11        6.70        47        11.80       83        12.50
---------------------------------------------------------------------
---------------------------------------------------------------------
     12        6.70        48        11.81       84        12.54
---------------------------------------------------------------------
---------------------------------------------------------------------
     13        6.93        49        12.21       85        12.96
---------------------------------------------------------------------
---------------------------------------------------------------------
     14        6.71        50        11.82       86        12.54
---------------------------------------------------------------------
---------------------------------------------------------------------
     15        6.93        51        12.21       87        12.96
---------------------------------------------------------------------
---------------------------------------------------------------------
     16        6.70        52        11.82       88        12.54
---------------------------------------------------------------------
---------------------------------------------------------------------
     17        6.70        53        11.93       89        12.54
---------------------------------------------------------------------
---------------------------------------------------------------------
     18        7.42        54        13.21       90        13.40
---------------------------------------------------------------------
---------------------------------------------------------------------
     19        6.70        55        11.93       91        12.54
---------------------------------------------------------------------
---------------------------------------------------------------------
     20        6.93        56        12.33       92        12.96
---------------------------------------------------------------------
---------------------------------------------------------------------
     21        6.82        57        11.94       93        12.54
---------------------------------------------------------------------
---------------------------------------------------------------------
     22        7.05        58        12.34       94        12.96
---------------------------------------------------------------------
---------------------------------------------------------------------
     23        8.64        59        12.09       95        12.54
---------------------------------------------------------------------
---------------------------------------------------------------------
     24        8.64        60        12.49       96        12.54
---------------------------------------------------------------------
---------------------------------------------------------------------
     25        8.93        61        12.90
----------------------------------------------
----------------------------------------------
     26        8.65        62        12.49
----------------------------------------------
----------------------------------------------
     27        9.00        63        12.91
----------------------------------------------
----------------------------------------------
     28        8.71        64        12.49
----------------------------------------------
----------------------------------------------
     29        9.34        65        12.49
----------------------------------------------
----------------------------------------------
     30        10.34       66        13.83
----------------------------------------------
----------------------------------------------
     31        9.34        67        12.49
----------------------------------------------
----------------------------------------------
     32        9.65        68        12.91
----------------------------------------------
----------------------------------------------
     33        9.39        69        12.49
----------------------------------------------
----------------------------------------------
     34        9.71        70        12.91
----------------------------------------------
----------------------------------------------
     35        10.65       71        12.49
----------------------------------------------
----------------------------------------------
     36        10.65       72        12.50
----------------------------------------------




                          GROUP I SENSITIVITY ANALYSIS
                                   TO 10% CALL
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-1
Avg. Life (yrs)             9.79         1.66        1.23         1.00         0.86         0.76
Modified Duration           8.66         1.63        1.21         0.99         0.85         0.76
Principal Window           Oct04 -    Oct04 -       Oct04 -      Oct04 -      Oct04 -      Oct04 -
                            Jan23       Mar08        Feb07        Aug06        Apr06        Jan06
Principal Window Months      220          42          29           23           19           16
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-2
Avg. Life (yrs)             19.83        4.12        2.84         2.20         1.81         1.54
Modified Duration           13.78        3.75        2.65         2.08         1.72         1.47
Principal Window           Jan23 -    Mar08 -       Feb07 -      Aug06 -      Apr06 -      Jan06 -
                            Nov25       Jul09        Jan08        Mar07        Oct06        Jun06
Principal Window Months      35           17          12            8            7            6
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-3
Avg. Life (yrs)             22.75        5.89        3.98         3.00         2.43         2.04
Modified Duration           14.50        5.12        3.60         2.77         2.26         1.92
Principal Window           Nov25 -    Jul09 -       Jan08 -      Mar07 -      Oct06 -      Jun06 -
                            Nov28       Dec11        Jun09        Apr08        Jul07        Jan07
Principal Window Months      37           30          18           14           10            8
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-4
Avg. Life (yrs)             26.18       11.01        7.13         5.00         3.89         3.18
Modified Duration           14.46        8.26        5.84         4.32         3.46         2.87
Principal Window           Nov28 -    Dec11 -       Jun09 -      Apr08 -      Jul07 -      Jan07 -
                            Sep32       Dec19        Jun15        Dec11        Jan10        Jan09
Principal Window Months      47           97          73           45           31           25
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-5
Avg. Life (yrs)             28.54       17.46        12.60        9.51         7.19         5.68
Modified Duration           13.57       10.67        8.69         7.10         5.70         4.70
Principal Window           Sep32 -    Dec19 -       Jun15 -      Dec11 -      Jan10 -      Jan09 -
                            May33       Aug22        Sep17        Sep14        Sep12        Apr11
Principal Window Months       9           33          28           34           33           28
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-6
Avg. Life (yrs)             15.02        8.33        7.40         6.78         6.26         5.62
Modified Duration           10.12        6.59        6.01         5.60         5.25         4.79
Principal Window           Oct07 -    Oct07 -       Oct07 -      Oct07 -      Oct07 -      Oct07 -
                            May33       Aug22        Sep17        Sep14        Sep12        Apr11
Principal Window Months      308         179          120          84           60           43
------------------------ ------------ ----------- ------------ ------------ ------------ ------------

                          GROUP I SENSITIVITY ANALYSIS
                                   TO MATURITY
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-5
Avg. Life (yrs)             28.97       20.37        15.34        11.71        8.90         6.85
Modified Duration           13.64       11.53        9.75         8.14         6.62         5.39
Principal Window           Sep32 -    Dec19 -       Jun15 -      Dec11 -      Jan10 -      Jan09 -
                            Aug34       May33        Apr30        Nov25        Jan22        Feb19
Principal Window Months      24          162          179          168          145          122
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-6
Avg. Life (yrs)             15.02        8.34        7.43         6.86         6.44         6.12
Modified Duration           10.12        6.60        6.02         5.65         5.36         5.14
Principal Window           Oct07 -    Oct07 -       Oct07 -      Oct07 -      Oct07 -      Oct07 -
                            Jun34       Mar33        Jan30        Sep25        Nov21        Dec18
Principal Window Months      321         306          268          216          170          135
------------------------ ------------ ----------- ------------ ------------ ------------ ------------





                          GROUP II SENSITIVITY ANALYSIS
                                   TO 10% CALL
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-1
Avg. Life (yrs)             12.72        1.58        1.20         1.00         0.85         0.75
Modified Duration           10.96        1.56        1.19         0.99         0.85         0.75
Principal Window           Oct04 -    Oct04 -       Oct04 -      Oct04 -      Oct04 -      Oct04 -
                            Jan26       Nov07        Nov06        Jul06        Apr06        Jan06
Principal Window Months      256          38          26           22           19           16
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-2
Avg. Life (yrs)             25.43        6.46        4.27         2.87         2.04         1.76
Modified Duration           19.68        5.99        4.07         2.78         2.00         1.74
Principal Window           Jan26 -    Nov07 -       Nov06 -      Jul06 -      Apr06 -      Jan06 -
                            Jul33       Apr16        May12        Apr10        Jun07        Nov06
Principal Window Months      91          102          67           46           15           11
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-3
Avg. Life (yrs)             28.82       11.57        7.66         5.57         2.81         2.22
Modified Duration           21.10       10.19        7.04         5.25         2.73         2.17
Principal Window           Jul33 -    Apr16 -       May12 -      Apr10 -      Jun07 -      Nov06 -
                            Jul33       Apr16        May12        Apr10        Aug07        Jan07
Principal Window Months       1           1            1            1            3            3
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-1
Avg. Life (yrs)             26.62        7.71        5.20         4.54         4.01         2.52
Modified Duration           19.67        6.98        4.88         4.31         3.83         2.45
Principal Window           Jul27 -    Jul08 -       Dec07 -      Jun08 -      Aug07 -      Jan07 -
                            Jul33       Apr16        May12        Apr10        Jan09        Jul07
Principal Window Months      73           94          54           23           18            7
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-2
Avg. Life (yrs)             26.62        7.71        5.18         4.22         4.16         3.17
Modified Duration           18.38        6.81        4.77         3.96         3.92         3.03
Principal Window           Jul27 -    Jul08 -       Nov07 -      Feb08 -      Jun08 -      Jul07 -
                            Jul33       Apr16        May12        Apr10        Jan09        Feb08
Principal Window Months      73           94          55           27            8            8
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-3
Avg. Life (yrs)             26.62        7.71        5.17         4.12         3.81         3.41
Modified Duration           17.94        6.74        4.73         3.85         3.59         3.23
Principal Window           Jul27 -    Jul08 -       Nov07 -      Jan08 -      Apr08 -      Feb08 -
                            Jul33       Apr16        May12        Apr10        Jan09        Feb08
Principal Window Months      73           94          55           28           10            1
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-4
Avg. Life (yrs)             26.62        7.71        5.16         4.07         3.67         3.41
Modified Duration           17.00        6.61        4.65         3.76         3.42         3.20
Principal Window           Jul27 -    Jul08 -       Oct07 -      Dec07 -      Jan08 -      Feb08 -
                            Jul33       Apr16        May12        Apr10        Jan09        Feb08
Principal Window Months      73           94          56           29           13            1
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-5
Avg. Life (yrs)             26.63        7.71        5.16         4.04         3.57         3.41
Modified Duration           16.80        6.58        4.64         3.72         3.33         3.19
Principal Window           Jul27 -    Jul08 -       Oct07 -      Nov07 -      Dec07 -      Feb08 -
                            Jul33       Apr16        May12        Apr10        Jan09        Feb08
Principal Window Months      73           94          56           30           14            1
------------------------ ------------ ----------- ------------ ------------ ------------ ------------





                          GROUP II SENSITIVITY ANALYSIS
                                   TO MATURITY
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-2
Avg. Life (yrs)             25.45        6.61        4.37         2.94         2.04         1.76
Modified Duration           19.69        6.11        4.15         2.84         2.00         1.74
Principal Window           Jan26 -    Nov07 -       Nov06 -      Jul06 -      Apr06 -      Jan06 -
                            Feb34       Nov19        Nov14        Feb12        Jun07        Nov06
Principal Window Months      98          145          97           68           15           11
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-3
Avg. Life (yrs)             29.64       18.67        12.71        9.26         2.81         2.22
Modified Duration           21.52       15.11        10.98        8.32         2.73         2.17
Principal Window           Feb34 -    Nov19 -       Nov14 -      Feb12 -      Jun07 -      Nov06 -
                            Jul34       Jun28        Jul21        Jan17        Aug07        Jan07
Principal Window Months       6          104          81           60            3            3
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-1
Avg. Life (yrs)             26.72        8.48        5.75         4.94         5.48         2.52
Modified Duration           19.72        7.53        5.31         4.65         5.12         2.45
Principal Window           Jul27 -    Jul08 -       Dec07 -      Jun08 -      Aug07 -      Jan07 -
                            Jun34       Sep25        Feb19        Mar15        Feb14        Jul07
Principal Window Months      84          207          135          82           79            7
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-2
Avg. Life (yrs)             26.72        8.43        5.68         4.59         4.47         4.37
Modified Duration           18.42        7.30        5.15         4.26         4.18         4.07
Principal Window           Jul27 -    Jul08 -       Nov07 -      Feb08 -      Jun08 -      Jul07 -
                            Jun34       Apr24        Jan18        May14        Feb12        Jan12
Principal Window Months      84          190          123          76           45           55
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-3
Avg. Life (yrs)             26.71        8.36        5.62         4.45         4.05         4.39
Modified Duration           17.98        7.18        5.07         4.12         3.79         4.09
Principal Window           Jul27 -    Jul08 -       Nov07 -      Jan08 -      Apr08 -      Sep08 -
                            May34       Jun22        Sep16        Jun13        May11        Dec09
Principal Window Months      83          168          107          66           38           16
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-4
Avg. Life (yrs)             26.71        8.27        5.55         4.36         3.87         3.90
Modified Duration           17.03        6.97        4.94         3.99         3.60         3.62
Principal Window           Jul27 -    Jul08 -       Oct07 -      Dec07 -      Jan08 -      Apr08 -
                            Apr34       May21        Dec15        Nov12        Dec10        Aug09
Principal Window Months      82          155          99           60           36           17
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-5
Avg. Life (yrs)             26.70        8.13        5.45         4.25         3.72         3.59
Modified Duration           16.83        6.85        4.85         3.89         3.45         3.35
Principal Window           Jul27 -    Jul08 -       Oct07 -      Nov07 -      Dec07 -      Feb08 -
                            Feb34       Nov19        Nov14        Feb12        May10        Feb09
Principal Window Months      80          137          86           52           30           13
------------------------ ------------ ----------- ------------ ------------ ------------ ------------






                                                                         COMPUTATIONAL MATERIALS FOR
                                                                          RAMP SERIES 2004-RS9 TRUST
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 THE                               INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                 RAMP SERIES 2004-RS9 - COLLATERAL CHARACTERISTICS (GROUP I LOANS)
                                 SUMMARY REPORT
------------------------------------------------------------------------------------------
Principal Balance                       $230,540,067
Number of Mortgage Loans                       1,725

                                             AVERAGE           MINIMUM            MAXIMUM
Original Principal Balance                  $133,771           $36,000           $748,000
Current Principal Balance                   $133,646           $36,000           $748,000

                                    WEIGHTED AVERAGE           MINIMUM            MAXIMUM
Original Term (mos)                              352               120                360
Remaining Term to Maturity (mos)                 351               118                360
Age                                                1                 0                 20
Mortgage Rate                                 7.477%            5.250%            11.500%
Loan-to-Value Ratio                           91.96%            29.00%            107.00%
Credit Score                                     699               482                814
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
LIEN POSITION               % OF LOAN GROUP    LOAN PURPOSE               % OF LOAN GROUP
1st Lien                             100.0%    Purchase                            65.06%
                                               Equity Refinance                    28.12%
OCCUPANCY                   % OF LOAN GROUP    Rate/Term Refinance                  6.82%
Primary Residence                    67.62%
Non-Owner Occupied                   31.28%    PROPERTY TYPE              % OF LOAN GROUP
Second/Vacation                       1.10%    Single-family detached              75.79%
                                               PUD (detached)                       8.56%
                                               Two- to four-family
DOCUMENTATION               % OF LOAN GROUP    units                                7.94%
Full Documentation                   65.79%    Condo Low-rise                       4.10%
Reduced Documentation                34.21%    PUD (attached)                       2.43%
                                               Townhouse                            0.21%
SERVICING                   % OF LOAN GROUP    Condo Mid-rise                       0.37%
Homecomings                          99.57%    Manufactured Home                    0.00%
                                               Condo High-rise                      0.59%
DELINQUENCY                 % OF LOAN GROUP
Current                              99.74%
30 to 59 Days Delinquent              0.23%
60 to 89 Days Delinquent              0.02%
                                               PERCENT OF POOL
EXCEPTION CATEGORY          % OF LOAN GROUP    WITH PREPAYMENT PENALTY             48.24%
Home Solutions                       37.04%
Expanded Criteria Exceptions (RALI)  37.02%    PERCENT OF POOL
Alternet Exceptions
(RASC)                               20.20%    OVER 80% LTV WITH MI                25.86%
Jumbo A Exceptions (RFMSI)            5.74%
Seasoned Loans                        0.00%    IO LOANS                             1.27%


------------------------------------------------------------------------------------------




                 CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

                                                                     AVERAGE    WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT     AVERAGE
                           NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   ORIGINAL
RANGE OF CREDIT SCORES       LOANS       BALANCE         BALANCE     BALANCE       LTV
499 or less                      1          $58,121       0.03 %      $58,121      65.00 %
500 to 519                       2          136,649       0.06         68,325      85.00
520 to 539                       1          133,104       0.06        133,104     103.00
540 to 559                       5          424,548       0.18         84,910      84.40
560 to 579                      14        1,372,021       0.60         98,001      92.22
580 to 599                      20        2,194,783       0.95        109,739      90.49
600 to 619                      56        6,521,909       2.83        116,463      91.73
620 to 639                     130       18,364,537       7.97        141,266      90.50
640 to 659                     155       22,753,480       9.87        146,797      89.61
660 to 679                     173       26,501,031      11.50        153,185      85.64
680 to 699                     324       42,117,888      18.27        129,993      92.56
700 to 719                     248       30,835,638      13.38        124,337      94.25
720 to 739                     198       25,115,495      10.89        126,846      93.12
740 to 759                     180       23,700,167      10.28        131,668      95.57
760 or greater                 217       30,044,696      13.03        138,455      93.73
Subtotal with Credit         1,724     $230,274,067                                      %
Scores                                                   99.88 %     $133,570      91.99

Not Available                    1          266,000       0.12        266,000      70.00
TOTAL:                       1,725     $230,540,067     100.00 %     $133,646      91.96 %


                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
AMOUNT ($)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
100,000 or less                718      $53,238,659      23.09 %      $74,149       697     93.64 %
100,001 to 200,000             764      105,208,489      45.64        137,707       700     94.47
200,001 to 300,000             160       38,403,025      16.66        240,019       699     90.94
300,001 to 400,000              48       16,503,331       7.16        343,819       692     83.20
400,001 to 500,000              22        9,630,628       4.18        437,756       705     85.27
500,001 to 600,000               9        4,924,139       2.14        547,127       704     77.57
600,001 to 700,000               3        1,883,796       0.82        627,932       680     79.10

700,001 to 800,000               1          748,000       0.32        748,000       691     80.00
TOTAL                        1,725     $230,540,067     100.00 %     $133,646       699     91.96 %






                       MORTGAGE RATES OF THE GROUP I LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
MORTGAGE                   NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
5.000 to 5.499                   1          $60,673       0.03 %      $60,673       705     80.00 %
5.500 to 5.999                  18        3,611,952       1.57        200,664       697     75.25
6.000 to 6.499                 106       22,650,787       9.83        213,687       707     80.23
6.500 to 6.999                 346       52,037,747      22.57        150,398       710     87.22
7.000 to 7.499                 287       38,813,472      16.84        135,239       707     93.24
7.500 to 7.999                 379       47,432,293      20.57        125,151       691     95.38
8.000 to 8.499                 264       29,727,363      12.89        112,604       706     97.61
8.500 to 8.999                 236       27,469,435      11.92        116,396       692     97.96
9.000 to 9.499                  35        3,601,283       1.56        102,894       638     96.54
9.500 to 9.999                  32        3,101,998       1.35         96,937       601     94.89
10.000 to 10.499                12        1,255,968       0.54        104,664       596     95.28
10.500 to 10.999                 5          454,929       0.20         90,986       581     89.94
11.000 to 11.499                 3          221,200       0.10         73,733       555     92.73

11.500 to 11.999                 1          100,968       0.04        100,968       589    100.00
TOTAL                        1,725     $230,540,067     100.00 %     $133,646       699     91.96 %


                     NET MORTGAGE RATES OF THE GROUP I LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
NET MORTGAGE               NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
4.500 to 4.999                   1          $60,673       0.03 %      $60,673       705     80.00 %
5.000 to 5.499                   8        1,546,041       0.67        193,255       716     76.64
5.500 to 5.999                  70       16,066,428       6.97        229,520       701     80.23
6.000 to 6.499                 321       50,972,364      22.11        158,792       712     86.66
6.500 to 6.999                 328       44,942,751      19.49        137,021       705     91.67
7.000 to 7.499                 320       39,887,237      17.30        124,648       688     94.42
7.500 to 7.999                 293       35,122,450      15.23        119,872       701     96.65
8.000 to 8.499                 277       31,102,447      13.49        112,283       702     98.01
8.500 to 8.999                  54        5,532,281       2.40        102,450       656     97.54
9.000 to 9.499                  32        3,025,338       1.31         94,542       606     94.55
9.500 to 9.999                  13        1,581,461       0.69        121,651       605     96.36
10.000 to 10.499                 4          378,429       0.16         94,607       586     89.93

10.500 to 10.999                 4          322,168       0.14         80,542       565     95.01
TOTAL                        1,725     $230,540,067     100.00 %     $133,646       699     91.96 %






                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

                                                                     AVERAGE   WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE
ORIGINAL LOAN-TO-VALUE     NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT
RATIO (%)                    LOANS       BALANCE         BALANCE     BALANCE    SCORE
0.01 to 50.00                   10         $871,877       0.38 %      $87,188       679
50.01 to 55.00                   6        1,278,754       0.55        213,126       673
55.01 to 60.00                  11        2,780,702       1.21        252,791       653
60.01 to 65.00                   3          239,775       0.10         79,925       630
65.01 to 70.00                  28        5,622,434       2.44        200,801       666
70.01 to 75.00                  33        5,012,182       2.17        151,884       703
75.01 to 80.00                 245       40,083,605      17.39        163,607       701
80.01 to 85.00                  63        8,504,793       3.69        134,997       685
85.01 to 90.00                 179       24,655,707      10.69        137,741       677
90.01 to 95.00                 205       28,174,998      12.22        137,439       686
95.01 to 100.00                866      103,841,066      45.04        119,909       710
100.01 to 105.00                70        8,766,805       3.80        125,240       707
105.01 or greater                6          707,370       0.31        117,895       733
TOTAL                        1,725     $230,540,067     100.00 %     $133,646       699


               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
                           NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
STATE                        LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Florida                        176      $24,587,000      10.66 %     $139,699       692     89.29 %
Texas                          166       18,720,016       8.12        112,771       704     91.49
California                      57       15,301,939       6.64        268,455       699     80.44
Illinois                       100       14,556,833       6.31        145,568       718     97.84
Indiana                        130       13,273,565       5.76        102,104       714     98.30
Virginia                        66       10,607,497       4.60        160,720       680     89.09
Georgia                         73        8,754,544       3.80        119,925       688     95.19
Ohio                            83        8,275,162       3.59         99,701       696     97.32
Tennessee                       68        7,866,925       3.41        115,690       696     97.34
Pennsylvania                    59        7,865,033       3.41        133,306       679     95.43
Michigan                        73        7,841,679       3.40        107,420       709     95.02
North Carolina                  61        7,528,707       3.27        123,421       694     94.42
Other(1)                       613       85,361,167      37.03        139,251       699     91.11
TOTAL                        1,725     $230,540,067     100.00 %     $133,646       699     91.96 %
        (1) Other  includes  states and the District of Columbia  with less than
        3.00% concentrations individually.






                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                                      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
LOAN                       NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
PURPOSE                      LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Purchase                     1,156     $149,991,351      65.06 %     $129,750       712     94.27 %
Equity Refinance               448       64,833,357      28.12        144,717       673     87.67

Rate/Term Refinance            121       15,715,359       6.82        129,879       682     87.71
TOTAL:                       1,725     $230,540,067     100.00 %     $133,646       699     91.96 %


                       OCCUPANCY TYPE OF THE GROUP I LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                                      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
                           NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
OCCUPANCY                    LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Primary Residence            1,049     $155,882,522      67.62 %     $148,601       688     91.39 %
Non Owner-occupied             658       72,115,715      31.28        109,598       721     93.33

Second/Vacation                 18        2,541,831       1.10        141,213       718     88.60
TOTAL:                       1,725     $230,540,067     100.00 %     $133,646       699     91.96 %


                  MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

                                                                         AVERAGE   WEIGHTED   WEIGHTED
                                                          % OF CURRENT   CURRENT   AVERAGE    AVERAGE
PROPERTY                           NUMBER OF  PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT    ORIGINAL
TYPE                                 LOANS     BALANCE      BALANCE      BALANCE    SCORE       LTV
Single-family detached              1,332   $174,718,933     75.79  %    $131,170        695   92.44  %
Planned Unit Developments
(detached)                            123     19,732,810      8.56        160,429        700   89.37
Two- to four-family units             133     18,313,969      7.94        137,699        725   90.74
Condo Low-Rise (less than 5
stories)                               82      9,458,167      4.10        115,343        714   93.60
Planned Unit Developments
(attached)                             42      5,604,165      2.43        133,433        682   89.68
Condo High-Rise (9 stories or
more)                                   5      1,362,098      0.59        272,420        690   81.28
Condo Mid-Rise (5 to 8 stories)         4        863,766      0.37        215,941        717   89.39
Townhouse                               4        486,158      0.21        121,540        716  100.64
TOTAL                               1,725   $230,540,067    100.00  %    $133,646        699   91.96  %






                       MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                                      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
DOCUMENTATION              NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Full Documentation           1,216     $151,664,506      65.79 %     $124,724       701     94.93 %

Reduced Documentation          509       78,875,562      34.21        154,962       694     86.27
TOTAL:                       1,725     $230,540,067     100.00 %     $133,646       699     91.96 %


                  PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

                                                                     AVERAGE   WEIGHTED   WEIGHTED
                                                      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
PREPAYMENT PENALTY          NUMBER OF    PRINCIPAL      PRINCIPAL   PRINCIPAL   CREDIT    ORIGINAL
TERM                          LOANS       BALANCE        BALANCE     BALANCE    SCORE       LTV
None                           874     $119,328,584      51.76  %    $136,532       705     89.40  %
12 Months                       68       10,012,918       4.34        147,249       684     92.07
24 Months                       44        5,466,900       2.37        124,248       692     95.80
36 Months                      645       80,158,616      34.77        124,277       692     97.15
60 Months                       90       15,199,913       6.59        168,888       698     83.25

Other (2)                        4          373,136       0.16         93,284       716     95.05
TOTAL:                       1,725     $230,540,067     100.00  %    $133,646       699     91.96  %
(2)  Not None, 12, 24, 36 or 60 months and not more than 60 months.





                 RAMP SERIES 2004-RS9 - COLLATERAL CHARACTERISTICS (GROUP II LOANS)
                                 SUMMARY REPORT
------------------------------------------------------------------------------------------
Principal Balance                       $639,015,366
Number of Mortgage Loans                       4,307

                                             AVERAGE           MINIMUM            MAXIMUM
Original Principal Balance                  $148,529           $49,162         $1,462,500
Current Principal Balance                   $148,367           $49,113         $1,462,497

                                    WEIGHTED AVERAGE           MINIMUM            MAXIMUM
Original Term (mos)                              360               360                360
Remaining Term to Maturity (mos)                 358               340                360
Age                                                2                 0                 20
Mortgage Rate                                 7.402%            3.750%            10.750%
Loan-to-Value Ratio                           93.86%            30.00%            103.00%
Credit Score                                     648               501                852
Margin                                        6.799%            2.000%            11.230%
Initial Periodic Cap                          3.192%            0.000%             6.000%
Periodic Cap                                  1.175%            0.000%             6.000%
Maximum Mortgage Rate                        13.433%            6.750%            26.000%
Minimum Mortgage Rate                         6.936%            2.000%            11.230%
Next Rate Adj. (mos)                              29                 1                 84

LIEN POSITION              % OF LOAN GROUP     LOAN PURPOSE             % OF LOAN GROUP
1st Lien                            100.00%    Purchase                            66.71%
                                               Equity Refinance                    28.43%
OCCUPANCY                  % OF LOAN GROUP     Rate/Term Refinance                  4.86%
Primary Residence                    94.61%
Non-Owner Occupied                    3.76%    PROPERTY TYPE            % OF LOAN GROUP
Second/Vacation                       1.63%    Single-family detached              77.40%
                                               PUD (detached)                      13.00%
                                               Two- to four-family
DOCUMENTATION              % OF LOAN GROUP     units                                1.97%
Full Documentation                   71.16%    Condo Low-rise                       4.42%
Reduced Documentation                28.84%    PUD (attached)                       2.33%
                                               Townhouse                            0.63%
SERVICING                  % OF LOAN GROUP     Condo Mid-rise                       0.10%
Homecomings                          99.62%    Manufactured Home                    0.07%
                                               Condo High-rise                      0.07%
DELINQUENCY                % OF LOAN GROUP
Current                              98.95%    PERCENT OF POOL
30 to 59 Days Delinquent              1.03%    WITH PREPAYMENT PENALTY             64.97%
60 to 89 Days Delinquent              0.02%
                                               PERCENT OF POOL
EXCEPTION CATEGORY         % OF LOAN GROUP     OVER 80% LTV WITH MI                 6.43%
Alternet Exceptions (RASC)           75.31%
Expanded Criteria Exceptions
(RALI)                                9.33%    IO LOANS                            11.44%
Jumbo A Exceptions (RFMSI)            8.21%
Seasoned Loans                        0.00%
Home Solutions                        7.15%
------------------------------------------------------------------------------------------




                 CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

                                                                     AVERAGE    WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT     AVERAGE
                           NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   ORIGINAL
RANGE OF CREDIT SCORES       LOANS       BALANCE         BALANCE     BALANCE       LTV
500 to 519                       4         $546,695       0.09       $136,674      74.55 %
520 to 539                      12        2,079,891       0.33        173,324      77.39
540 to 559                      93       10,482,964       1.64        112,720      90.08
560 to 579                     346       41,018,990       6.42        118,552      93.90
580 to 599                     564       66,203,654      10.36        117,382      97.54
600 to 619                     766      101,909,355      15.95        133,041      96.48
620 to 639                     657       90,303,694      14.13        137,449      95.78
640 to 659                     545       85,242,157      13.34        156,408      94.27
660 to 679                     416       66,018,277      10.33        158,698      93.46
680 to 699                     299       54,120,519       8.47        181,005      91.64
700 to 719                     204       40,480,338       6.33        198,433      90.86
720 to 739                     168       30,688,272       4.80        182,668      91.82
740 to 759                     116       23,637,180       3.70        203,769      89.53
760 or greater                 117       26,283,381       4.11        224,644      86.17
TOTAL                        4,307     $639,015,366     100.00 %     $148,367      93.86 %


                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
AMOUNT ($)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
100,000 or less              1,517     $117,055,344      18.32 %      $77,162       626     96.13 %
100,001 to 200,000           1,957      269,843,806      42.23        137,886       640     96.08
200,001 to 300,000             553      134,921,708      21.11        243,981       656     93.82
300,001 to 400,000             185       63,526,480       9.94        343,386       669     91.13
400,001 to 500,000              51       22,952,439       3.59        450,048       674     86.93
500,001 to 600,000              19       10,374,452       1.62        546,024       707     79.37
600,001 to 700,000              10        6,470,400       1.01        647,040       712     79.81
700,001 to 800,000               7        5,140,283       0.80        734,326       717     79.85
800,001 to 900,000               1          834,000       0.13        834,000       714     37.00
900,001 to 1,000,000             4        3,885,000       0.61        971,250       758     72.85
1,100,001 to 1,200,000           1        1,162,500       0.18      1,162,500       688     75.00
1,300,001 to 1,400,000           1        1,386,457       0.22      1,386,457       739     70.00

1,400,001 to 1,500,000           1        1,462,497       0.23      1,462,497       769     75.00
TOTAL                        4,307     $639,015,366     100.00 %     $148,367       648     93.86 %






                      MORTGAGE RATES OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
3.500 to 3.999                   2         $674,550       0.11 %     $337,275       754     83.83 %
4.000 to 4.499                   3        1,456,028       0.23        485,343       682     81.02
4.500 to 4.999                  23       11,154,545       1.75        484,980       721     79.29
5.000 to 5.499                  68       22,265,607       3.48        327,435       718     80.30
5.500 to 5.999                 244       60,527,269       9.47        248,063       706     88.40
6.000 to 6.499                 347       65,174,933      10.20        187,824       687     93.93
6.500 to 6.999                 525       87,140,184      13.64        165,981       674     93.36
7.000 to 7.499                 449       64,537,353      10.10        143,736       657     94.65
7.500 to 7.999                 776      105,424,769      16.50        135,857       634     95.29
8.000 to 8.499                 582       71,791,840      11.23        123,354       615     96.27
8.500 to 8.999                 728       88,244,920      13.81        121,216       604     97.05
9.000 to 9.499                 311       33,829,924       5.29        108,778       595     97.11
9.500 to 9.999                 209       23,098,450       3.61        110,519       588     97.18
10.000 to 10.499                32        3,004,485       0.47         93,890       599     98.44
10.500 to 10.999                 8          690,510       0.11         86,314       603     99.41
TOTAL                        4,307     $639,015,366     100.00 %     $148,367       648     93.86 %






                    NET MORTGAGE RATES OF THE GROUP II LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
NET MORTGAGE               NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
3.000 to 3.499                   2         $674,550       0.11 %     $337,275       754     83.83 %
3.500 to 3.999                   3        1,456,028       0.23        485,343       682     81.02
4.000 to 4.499                  14        7,549,130       1.18        539,224       732     77.14
4.500 to 4.999                  62       21,173,234       3.31        341,504       714     80.50
5.000 to 5.499                 202       54,053,167       8.46        267,590       701     87.70
5.500 to 5.999                 359       67,348,143      10.54        187,599       688     93.39
6.000 to 6.499                 562       92,481,210      14.47        164,557       676     93.76
6.500 to 6.999                 503       75,320,312      11.79        149,742       657     93.93
7.000 to 7.499                 765      102,039,880      15.97        133,385       635     95.32
7.500 to 7.999                 650       80,878,264      12.66        124,428       613     96.38
8.000 to 8.499                 671       80,358,388      12.58        119,759       605     97.17
8.500 to 8.999                 308       33,818,505       5.29        109,800       593     96.84
9.000 to 9.499                 175       18,785,398       2.94        107,345       589     97.45
9.500 to 9.999                  25        2,566,250       0.40        102,650       605     99.47

10.000 to 10.499                 6          512,907       0.08         85,484       601     99.21
TOTAL                        4,307     $639,015,366     100.00 %     $148,367       648     93.86 %

                        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

                                                                     AVERAGE   WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE
ORIGINAL LOAN-TO-VALUE     NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT
RATIO (%)                    LOANS       BALANCE         BALANCE     BALANCE    SCORE
0.01 to 50.00                    7       $1,707,495       0.27 %     $243,928       704
50.01 to 55.00                   7        1,507,819       0.24        215,403       707
55.01 to 60.00                   6        1,666,047       0.26        277,675       637
60.01 to 65.00                   4          876,777       0.14        219,194       717
65.01 to 70.00                  23        7,648,466       1.20        332,542       724
70.01 to 75.00                  36       10,940,775       1.71        303,910       698
75.01 to 80.00                 276       69,156,173      10.82        250,566       691
80.01 to 85.00                 100       16,006,232       2.50        160,062       629
85.01 to 90.00                 412       63,778,618       9.98        154,802       640
90.01 to 95.00               1,171      157,946,017      24.72        134,881       626
95.01 to 100.00              2,258      306,243,842      47.92        135,626       649

100.01 to 105.00                 7        1,537,106       0.24        219,587       662
TOTAL                        4,307     $639,015,366     100.00 %     $148,367       648






              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
                           NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
STATE                        LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Florida                        417      $68,650,646      10.74 %     $164,630       667     92.10 %
California                     146       48,400,742       7.57        331,512       695     82.76
Texas                          320       38,231,245       5.98        119,473       625     95.69
Virginia                       179       35,305,435       5.52        197,237       664     91.44
Michigan                       237       30,771,838       4.82        129,839       646     95.98
Georgia                        212       29,288,509       4.58        138,153       641     95.92
Illinois                       176       27,415,198       4.29        155,768       640     95.02
Ohio                           231       26,422,849       4.13        114,385       635     96.81
Wisconsin                      184       23,044,522       3.61        125,242       626     95.64
Arizona                        125       21,128,681       3.31        169,029       657     92.34
North Carolina                 157       20,493,026       3.21        130,529       636     95.98
Maryland                        91       20,217,856       3.16        222,174       672     94.57
Indiana                        195       19,928,165       3.12        102,196       627     97.54

Other(1)                     1,637      229,716,654      35.95        140,328       641     95.16
TOTAL:                       4,307     $639,015,366      100.0 %     $148,367       648     93.86 %
        (1) Other  includes  states and the District of Columbia  with less than
        3.00% concentrations individually.


                   MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
LOAN                       NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
PURPOSE                      LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Purchase                     2,953     $426,300,926      66.71 %     $144,362       651     94.74 %
Equity Refinance             1,171      181,673,238      28.43        155,144       642     92.59

Rate/Term Refinance            183       31,041,202       4.86        169,624       654     89.17
TOTAL:                       4,307     $639,015,366     100.00 %     $148,367       648     93.86 %


                      OCCUPANCY TYPE OF THE GROUP II LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
OCCUPANCY                  NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Primary Residence            4,076     $604,586,339      94.61 %     $148,328       646     94.41 %
Non Owner-occupied             168       24,027,098       3.76        143,018       683     82.48

Second/Vacation                 63       10,401,929       1.63        165,110       703     88.37
TOTAL:                       4,307     $639,015,366     100.00 %     $148,367       648     93.86 %






                 MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

                                                                         AVERAGE  WEIGHTED  WEIGHTED
                                               CURRENT    % OF CURRENT   CURRENT   AVERAGE   AVERAGE
PROPERTY                           NUMBER OF  PRINCIPAL    PRINCIPAL    PRINCIPAL  CREDIT   ORIGINAL
TYPE                                 LOANS     BALANCE      BALANCE      BALANCE    SCORE      LTV
Single-family detached              3,523   $494,598,434    77.40  %    $140,391        644   94.76 %
Planned Unit Developments
(detached)                            400     83,083,014    13.00        207,708        660   90.91
Condo Low-Rise (less than 5
stories)                              195     28,250,119     4.42        144,872        671   92.28
Planned Unit Developments
(attached)                             89     14,898,844     2.33        167,403        656   91.82
Two- to four-family units              71     12,618,902     1.97        177,731        674   85.69
Townhouse                              21      4,028,490     0.63        191,833        685   89.72
Condo Mid-Rise (5 to 8 stories)         4        650,396     0.10        162,599        655   94.45
Condo High-Rise (9 stories or
more)                                   2        455,808     0.07        227,904        722   95.00
Manufactured Home                       2        431,360     0.07        215,680        690   88.72
TOTAL                               4,307   $639,015,366   100.00  %    $148,367        648   93.86 %


                      MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE           LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Full Documentation           3,247     $454,698,031      71.16 %     $140,036       642     95.89 %
Reduced Documentation        1,060      184,317,336      28.84        173,884       665     88.86
TOTAL:                       4,307     $639,015,366     100.00 %     $148,367       648     93.86 %


                 PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

                                                                     AVERAGE   WEIGHTED   WEIGHTED
                                          CURRENT     % OF CURRENT   CURRENT   AVERAGE    AVERAGE
PREPAYMENT                  NUMBER OF    PRINCIPAL      PRINCIPAL   PRINCIPAL   CREDIT    ORIGINAL
PENALTY TERM                  LOANS       BALANCE        BALANCE     BALANCE    SCORE       LTV
None                         1,318      223,877,141      35.03  %     169,861       656     90.00  %
12 Months                      173       29,914,554       4.68        172,916       654     92.24
24 Months                    1,883      255,548,159      39.99        135,713       638     96.72
36 Months                      805      108,544,585      16.99        134,838       647     96.09
60 Months                      120       19,651,022       3.08        163,759       699     90.30

Other(2)                         8        1,479,904       0.23        184,988       689     99.70
TOTAL                        4,307     $639,015,366     100.00  %    $148,367       648     93.86  %
(2)  Not None, 12, 24, 36 or 60 months and not more than 60 months.






                        INDEX TYPES OF THE GROUP II LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
INDEX                      NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Libor - 1 Year                 170      $59,589,821       9.33 %     $350,528       714     78.99 %
Libor - 6 Month              4,125      576,863,157      90.27        139,846       642     95.43
Treasury - 1 Year               12        2,562,388       0.40        213,532       683     87.47
TOTAL:                       4,307     $639,015,366     100.00 %     $148,367       648     93.86 %


                  MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
MAXIMUM MORTGAGE           NUMBER OF    PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
6.000 to 6.999                   1         $420,000       0.07 %     $420,000       696     80.00 %
7.000 to 7.999                   2          731,200       0.11        365,600       740     80.00
9.000 to 9.999                   1        1,462,497       0.23      1,462,497       769     75.00
10.000 to 10.999                86       33,094,203       5.18        384,816       714     79.29
11.000 to 11.999               247       61,328,556       9.60        248,294       709     88.23
12.000 to 12.999               828      142,362,603      22.28        171,936       680     94.07
13.000 to 13.999             1,174      164,932,028      25.81        140,487       643     94.70
14.000 to 14.999             1,282      157,632,112      24.67        122,958       611     96.67
15.000 to 15.999               588       67,076,579      10.50        114,076       598     97.10
16.000 to 16.999                91        9,161,763       1.43        100,679       602     98.25
17.000 to 17.999                 6          509,461       0.08         84,910       657     99.31

26.000 to 26.999                 1          304,364       0.05        304,364       604     95.00
TOTAL                        4,307     $639,015,366     100.00 %     $148,367       648     93.86 %






                      NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS

                                                                     AVERAGE   WEIGHTED  WEIGHTED
                                         CURRENT      % OF CURRENT   CURRENT   AVERAGE    AVERAGE
                            NUMBER                      PRINCIPAL   PRINCIPAL   CREDIT   ORIGINAL
NEXT INTEREST RATE             OF       PRINCIPAL
ADJUSTMENT DATE              LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
October 2004                     2         $397,122       0.06 %     $198,561       613     84.03 %
November 2004                    1          394,784       0.06        394,784       682     90.00
January 2005                     3          688,139       0.11        229,380       654     84.53
February 2005                   12        2,879,319       0.45        239,943       694     86.88
March 2005                       1          134,871       0.02        134,871       646    100.00
August 2005                      1          110,068       0.02        110,068       755     95.00
September 2005                   1          385,000       0.06        385,000       651    100.00
December 2005                    2          388,789       0.06        194,395       615    100.37
January 2006                     5          852,302       0.13        170,460       628     95.36
February 2006                    5          564,346       0.09        112,869       597     90.53
March 2006                       6          786,307       0.12        131,051       648     98.80
April 2006                      15        2,597,581       0.41        173,172       617     90.73
May 2006                        51        6,582,217       1.03        129,063       645     95.06
June 2006                      445       64,972,888      10.17        146,006       660     98.17
July 2006                      917      128,445,363      20.10        140,071       647     96.93
August 2006                  1,197      157,085,145      24.58        131,232       626     96.02
September 2006                 535       70,619,304      11.05        131,999       619     94.49
October 2006                     1           80,500       0.01         80,500       608    100.00
November 2006                    3          525,818       0.08        175,273       685     94.23
December 2006                    3          659,489       0.10        219,830       670     93.28
February 2007                    1          247,000       0.04        247,000       754     80.00
March 2007                       2          334,173       0.05        167,087       650     88.56
April 2007                       4          657,275       0.10        164,319       638     80.78
May 2007                        16        2,415,739       0.38        150,984       651     90.32
June 2007                      119       18,078,692       2.83        151,922       661     96.10
July 2007                      280       51,102,244       8.00        182,508       674     89.04
August 2007                    244       38,487,652       6.02        157,736       653     91.36
September 2007                 197       29,279,825       4.58        148,629       640     90.48
August 2008                      1          102,600       0.02        102,600       623     95.00
March 2009                       1        1,462,497       0.23      1,462,497       769     75.00
May 2009                         1          226,918       0.04        226,918       640     80.00
June 2009                        2          980,125       0.15        490,063       707     80.00
July 2009                       19        6,565,278       1.03        345,541       702     84.72
August 2009                    169       37,241,129       5.83        220,362       709     85.24
September 2009                  28        8,435,322       1.32        301,262       714     80.89
July 2011                        1          461,482       0.07        461,482       683     80.00
August 2011                     11        2,055,662       0.32        186,878       676     77.20
September 2011                   5        1,732,400       0.27        346,480       692     73.29
TOTAL                        4,307     $639,015,366     100.00 %     $148,367       648     93.86 %






                        NOTE MARGIN OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                            NUMBER                        % OF      PRINCIPAL   CREDIT   ORIGINAL
NOTE                           OF       PRINCIPAL       PRINCIPAL
MARGIN (%)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
2.000 to 2.499                 135      $53,784,232       8.42 %     $398,402       716     77.44 %
2.500 to 2.999                 106       18,625,728       2.91        175,714       705     89.24
3.000 to 3.499                  41       11,383,494       1.78        277,646       694     84.67
3.500 to 3.999                 109       22,390,648       3.50        205,419       699     87.91
4.000 to 4.499                  10        2,450,088       0.38        245,009       687     90.25
4.500 to 4.999                  27        4,878,795       0.76        180,696       687     81.37
5.000 to 5.499                  51        9,820,714       1.54        192,563       713     97.46
5.500 to 5.999                 180       32,497,504       5.09        180,542       699     98.23
6.000 to 6.499                 314       49,524,788       7.75        157,722       677     97.79
6.500 to 6.999                 368       56,714,146       8.88        154,115       663     96.05
7.000 to 7.499                 490       70,331,091      11.01        143,533       646     93.88
7.500 to 7.999                 622       81,152,425      12.70        130,470       635     95.45
8.000 to 8.499                 715       90,109,118      14.10        126,027       616     96.23
8.500 to 8.999                 622       76,805,546      12.02        123,482       600     96.57
9.000 to 9.499                 327       37,001,732       5.79        113,155       592     97.51
9.500 to 9.999                 147       17,171,480       2.69        116,813       590     98.10
10.000 to 10.499                36        3,704,185       0.58        102,894       611     98.80
10.500 to 10.999                 5          426,856       0.07         85,371       591     98.42

11.000 to 11.499                 2          242,797       0.04        121,398       632    100.00
TOTAL                        4,307     $639,015,366     100.00 %     $148,367       648     93.86 %

